                                                                     EXHIBIT 4.8
 ===============================================================================

                         RECIPROCAL EASEMENT AGREEMENT


                                 BY AND BETWEEN


                         ADVANCED MICRO DEVICES, INC.,
                            a Delaware corporation

                                      And

                           AMD TEXAS PROPERTIES, LLC,
                      a Delaware limited liability company

================================================================================

                         RECIPROCAL EASEMENT AGREEMENT


     This Reciprocal Easement Agreement (this "Agreement") is between ADVANCED
                                               ---------
MICRO DEVICES, INC., a Delaware corporation ("AMD"), and AMD TEXAS PROPERTIES,
                                              ---
LLC, a Delaware limited liability company ("LLC").
                                            ---


                                   RECITALS:

     A. LLC is the owner of the leasehold estate covering certain real pro-perty described on Exhibit A attached hereto and made a part hereof for all
                   ---------
purposes (the "Premises"), under and by virtue of that certain Lease, Option to
               --------
Purchase, and Put Option Agreement dated of even date herewith (the "Lease") by
                                                                     -----
and between LLC, as Lessee, and AMD, as Lessor, filed or to be filed of record in the Real Property Records of Travis County, Texas.

     B.   AMD is the owner of certain real property described on Exhibit B
                                                                 ---------
attached hereto and made a part hereof for all purposes ("AMD's Adjoining
                                                          ---------------
Land"), which is adjacent to the Premises.
- ----
     C. LLC has agreed to grant certain easements to AMD on, over, under and across the Premises, and AMD has agreed to grant to LLC certain easements on, over, under and across AMD's Adjoining Land.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, Ten and No/100 Dollars ($10.00) cash, and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby mutually acknowledged and confessed, AMD and LLC covenant and agree as follows:

                                       I.

                                  Definitions
                                  -----------

     1.1 The following capitalized terms shall have the indicated meanings when used in this Agreement:

     "Agent" means Bank of America National Trust and Savings Association, as
      -----
     administrative agent for itself and the "Banks" defined in the Credit Agreement.

     "AMD" shall have the meaning ascribed thereto in the first paragraph of
      ---
     this Agreement, and shall include its successors and assigns as the owner of AMD's Adjoining Land.

     "AMD Easements" shall have the meaning ascribed thereto in Section 2.2.
      -------------

     "AMD Improvements" shall have the meaning ascribed thereto in Section
      ----------------
     2.2(j)(9).

     "AMD's Adjoining Land" shall mean the land adjacent to the Premises more
      --------------------
     particularly described in Exhibit B attached hereto and made a part hereof.
                               ---------

     "Grantee" shall mean IBJ Schroder Bank & Trust Company, as collateral
      -------
     agent, its successors and assigns, for the ratable benefit of (i) Agent, its successors and assigns, as administrative agent under the Credit Agreement, and (ii) Indenture Trustee, its successors and assigns, as trustee under the Indenture.

     "Indenture" shall mean that certain Indenture dated as of August 1, 1996,
      ---------
     by and between AMD and United States Trust Company of New York, as the same may hereafter be amended, modified or restated from time to time.

     "Indenture Trustee" shall mean United States Trust Company of New York, a
      -----------------
     New York trust company, as the "Indenture Trustee", under the Indenture, or any successor or substitute appointed from time to time under the Indenture.

     "Lease" shall have the meaning ascribed thereto in Recital A to this
      -----
     Agreement.

     "Lenders" shall mean, collectively, the Agent, the banks under the Credit
      -------
     Agreement, the Indenture Trustee, the noteholders under the Indenture and the Grantee, and singularly shall mean any of them.

     "LLC" shall have the meaning ascribed thereto in the first paragraph of
      ---
     this Agreement and shall include its successors and assigns as the owner of the leasehold estate in and to the Premises.

     "LLC Easements" shall have the meaning ascribed thereto in Section 2.1.
      -------------

     "LLC Improvements" shall  have the meaning ascribed thereto in Section
      ----------------
     2.1(l)(9).

     "Premises" shall mean the land described in Exhibit A attached hereto and
      --------                                   ---------
     made a part hereof.

     1.2 All other capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed thereto in the Lease.

                                      II.

                              Grant of Easements:
                              ------------------

     2.1   Grant of LLC Easements by AMD to LLC.  AMD does hereby grant to LLC,
           ------------------------------------
its successors and assigns, for the uses and purposes and subject to the conditions and the limitations hereinafter set forth, the "LLC Easements" (as
                                                           -------------
such term is defined below).  As used in this Agreement, the term "LLC
                                                                   ---
Easements" shall refer collectively to and mean non-exclusive easements and
- ---------
rights-of-way in, on, over, under, through and across the respective portions of AMD's Adjoining Land which are identified and described in Exhibit A-1 which is
                                                           -----------
attached hereto and made a part hereof for all purposes; provided, if any now or hereafter existing pipelines, powerlines, equipment, facilities, pavement or other improvements are located outside of the boundaries of such easements and rights-of-way as identified and described in Exhibit A-1,
                                                                   -----------
this grant shall extend to and encompass such pipelines, powerlines, equipment, facilities, pavement and other improvements to permit their use and enjoyment to the same effect as if the descriptions set forth in Exhibit A-1 specifically
                                                    -----------
covered and described their present locations. The LLC Easements are granted and accepted for the following purposes and upon and subject to the following conditions, respectively:

     (a)   LLC Potable Water Supply Easement:
           ----------------------------------

          (1) This easement shall be used by LLC for the purposes of transporting potable water across AMD's Adjoining Land for use on the Premises and for the other purposes hereinbelow expressly permitted.

          (2) This easement shall permit LLC to construct, inspect, maintain, repair, replace and use one or more pipelines and related facilities in and under the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor, no above or below ground structures or improvements shall be permitted without AMD's prior written consent, which consent shall not be unreasonably withheld.

          (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

     (b)  LLC Fire Water Storage and Distribution System Easement:
          --------------------------------------------------------

          (1) This easement shall be used by LLC for the purposes of storing water at, and transporting such stored water from, the existing storage and distribution facilities on AMD's Adjoining Land and the Premises for use in combating fires on the Premises, and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC jointly with AMD to construct, inspect, maintain, repair, replace and use fire water pipelines, pumps and storage and distribution facilities on the portion of AMD's Adjoining Land identified in Exhibit A-1 as the portion of the lands encumbered with this
                   -----------
     easement on which such existing facilities are located and shall permit LLC to construct, inspect, maintain, repair, replace and operate one or more pipelines and related facilities in and under the lands encumbered by this easement as necessary to distribute such stored water to the Premises for the purpose of combating fires on the Premises. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground or below ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) Except for the portion of the lands encumbered with this easement on which the water storage tank is located, all work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

           (4) On that portion of the lands encumbered with this easement on which the water storage tanks are located, all work required to construct, maintain, repair, replace and operate such tanks (together with all pipes, pumps and facilities attached to such tanks and necessary for their use, operation or maintenance) shall be the joint cost of AMD and LLC and shall be managed and overseen by AMD. LLC shall reimburse AMD for thirty-three percent (33%) of such costs within thirty (30) days of request therefor by AMD.

     (c)   LLC Natural Gas Distribution Easement:
           --------------------------------------

           (1) This easement shall be used by LLC for the purpose of transporting natural gas across AMD's Adjoining Land for use on the Premises and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC to construct, inspect, maintain, repair, replace and use one or more pipelines and related facilities in and under the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and use pipes and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

     (d)   LLC Wastewater Discharge System Easement:
           -----------------------------------------

           (1) This easement shall be used by LLC for the purpose of transporting wastewater from the Premises to the existing wastewater disposal facilities located on AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC to construct, inspect, maintain, repair, replace and use one or more sewer lines and related facilities in and under the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations as nearly to the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

     (e)   LLC Drainage/Detention System Easement:
           ---------------------------------------

           (1) This easement shall be used by LLC for the purpose of transporting rainwater from the Premises to any detention and filtration facilities located on AMD's Adjoining Land or as may be necessary to transport rainwater across the AMD's Adjoining Land to detention and filtration facilities on neighboring properties, and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC to use the existing pipes, drains, ditches and any ponds located on and over AMD's Adjoining Land. No additional structures or improvements shall be permitted except with the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes, drains, ditches and ponds and other facilities in this easement shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD's Adjoining Land affected by any of such operations shall be restored to as nearly to the same condition as existed prior to such operations as possible. All such operations shall be conducted at the joint cost, risk and expense of AMD and LLC, and shall be managed and overseen by AMD. LLC shall reimburse AMD fifty percent (50%) of such costs within thirty (30) days of request therefor by AMD.

     (f)   LLC Parking Easement:
           ---------------------

           (1) This easement shall be used by LLC for the purpose of a motor vehicle parking lot for its employees and invitees who work or are meeting with LLC on the Premises and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC jointly with AMD to construct, inspect, maintain, repair, replace and use a surface vehicular parking lot and related facilities. Except for structures and improvements that presently exist thereon and for replacements therefor and except for a security fence, curb stops and such other items which are customary for outdoor vehicle parking lots, no above ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate the parking lot and other facilities in this easement shall be conducted at the joint cost, risk and expense of AMD and LLC. LLC shall reimburse AMD fifty percent (50%) of such costs within thirty (30) days of request therefor by AMD. AMD shall manage and oversee all such activities and operations.

     (g)   LLC Driveway Easement:
           ----------------------

           (1) This easement shall be used by LLC for the purpose of a motor vehicle access between the Premises and public streets which abut AMD's Adjoining Land for its employees and invitees who work or are meeting with LLC on the Premises and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC jointly with AMD to construct, inspect, maintain, repair, replace and use driveways on, over and across the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor and except for curbs and such other items which are customary for driveways which provide the type of service as now provided thereby, no above ground structures or improvements shall be permitted, without AMD's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate the driveways and other facilities in this easement shall be conducted at the joint cost, risk and expense of AMD and LLC. LLC shall reimburse AMD fifty percent (50%) of such costs within thirty (30) days of request therefor by AMD. AMD shall manage and oversee all such activities and operations.

     (h)   LLC Electric Services Easement:
           -------------------------------

           (1) This easement shall be used by LLC for the purpose of transporting electric service across AMD's Adjoining Land to the facilities on the Premises and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC jointly with AMD to construct, install, inspect, maintain, repair, replace and use wires, conduits, equipment and other facilities necessary to provide electric service to the facilities located on the Premises. Without limiting the foregoing, this easement shall also extend (to the extent only that the existing electric substation still exists on AMD's Adjoining Land and is being used to generate electricity for AMD) to the right of LLC to install, maintain, repair, replace and operate additional equipment and facilities to upgrade and increase the capacity of the existing electric substation located on AMD's Adjoining Land for the purpose of providing or increasing electric service to the Premises, at LLC's expense, and provided that such upgrading shall be effected without interruption or reduction of the electrical service to the facilities on AMD's Adjoining Land. Above ground structures and improvements shall be permitted in the locations currently being used for such above ground structures and improvements (including, without limitation, at the site of the existing electric substation) (to the extent only that the existing electric substation still exists on AMD's Adjoining Land and is being used to generate electricity for AMD) and to the extent approved by AMD (which approval shall not be unreasonably withheld) as to locations on this easement at which no such above ground structures or improvements currently exist.

           (3) All work required to construct, maintain, repair, replace and operate powerlines, conduits, equipment and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

           (4) Nothing in this paragraph 2.1(h) shall be deemed or construed as an agreement by, or an obligation of, AMD to provide electric service to LLC, or to be or seek the status of a "public utility" under the laws of the State of Texas or any federal law. Any intention and any implication in this paragraph 2.1(h) that AMD shall become a public utility is hereby expressly negated.

     (i)   LLC Nitrogen Plant Site Easement:
           ---------------------------------

           (1) This easement shall be used by LLC for the purpose of transporting nitrogen gas and other gases from the gas manufacturing facilities located on AMD's Adjoining Land for use on the Premises and for the other purposes hereinbelow expressly permitted. If at any time during the term of this easement, no person is manufacturing gases from facilities located on lands encumbered by this easement and LLC desires for gas manufacturing to be conducted thereon in order to obtain such gases for use on the Premises, then this easement shall also exist for the purposes of LLC's producing and manufacturing such gases thereon and therefrom; provided, however, should AMD modify the use of such plant in order to alter the facility in accordance with technological improvements in the process then conducted therein, then LLC's sole rights hereunder shall be to use such process and not restrict the facility to its existing production of gas.

           (2) This easement shall permit LLC to construct, inspect, maintain, repair, replace and use one or more pipelines and related facilities in and under the lands encumbered by this easement for said purpose, and in the event specified in paragraph 2.1(i)(1), a gas manufacturing plant on said lands encumbered by this easement. Without limiting the foregoing, this easement shall also extend to the right of LLC to install, maintain, repair, replace and use additional equipment and facilities on the easement and within the existing improvements thereon to upgrade and increase the capacity of such facilities, at LLC's expense and without interference or interruption of the existing services to AMD's Adjoining Land. Except for structures and improvements that presently exist thereon and for replacements therefor and for construction of a gas manufacturing plant in the event specified in paragraph 2.1(i)(1), no above ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

           (4) AMD and LLC acknowledge that at this time, the gas manufacturing plant located on AMD's Adjoining Land burdened by this easement is owned and operated by Air Products, Inc., and is located on a site leased to Air Products, Inc. by AMD. AMD and LLC each shall have the right to negotiate with such owner and operator of the gas manufacturing plant to purchase gas products upon such terms and conditions as such owner and operator and AMD or LLC, as the case may be, may agree. If at any time hereafter, however, no such third party owner and operator is providing gas products from the site encumbered by this easement, but AMD elects to operate a gas manufacturing plant at such site, then AMD agrees to furnish to LLC gas products manufactured by it at such plant at market rates upon market terms.

     (j)   LLC IWN/RO-DI Services Easement:
           --------------------------------

           (1) This easement shall be used by LLC jointly with AMD for the purpose of transporting industrial waste water to, and disposing of such water in, the industrial waste neutralization facilities, and for producing de-ionized water in, and transporting such water from, the reverse osmosis de-ionized water production facilities, located on AMD's Adjoining Land.

           (2) This easement shall permit LLC to construct, inspect, maintain, repair, replace and operate one or more pipelines and related facilities in and under the lands encumbered by this easement. Without limiting the foregoing, this easement shall also extend to the right of LLC to install, maintain, repair, replace and use additional equipment and facilities on the easement and within the existing improvements thereon to upgrade and increase the capacity of such facilities, at LLC's expense and without interference or interruption of the existing services to AMD's Adjoining Land. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for LLC shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

           (4) With respect to industrial waste water neutralization and de-ionized water production, AMD further agrees, if requested by LLC, to take and accept from LLC industrial waste water for neutralization at the industrial waste water neutralization facilities located on AMD's Adjoining Land, and to produce and supply to LLC de-ionized water from the reverse osmosis de-ionized water production facilities located on AMD's Adjoining Land. Such services and products shall be furnished to LLC, if requested, at market rates and upon market terms. Additionally, if AMD, its successors and assigns, cease to operate the industrial waste water neutralization or the de-ionized water facilities presently located on AMD's Adjoining Land encumbered by this easement, then this easement may also be used by LLC for the purposes of maintaining, repairing, replacing, using and operating such facilities all at LLC's sole risk, costs and expense.

     (k)   LLC Telecommunications Easement:
           -------------------------------

           (1) This easement shall be used by LLC for the purpose of providing telephone, fiber optic and other telecommunication lines and related facilities across AMD's Adjoining Land to the Premises and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit LLC to construct, inspect, maintain, repair, replace and use cables, wires, conduits, equipment and other facilities necessary to provide telephone, fiber optic and telecommunication services to the facilities located on the Premises. Except for structures and improvements that presently exist thereon and for replacements therefor, no above-ground structures or improvements shall be permitted without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate any telephone, fiber optic or telecommunication facilities in this easement for LLC shall be conducted on the area encumbered by this easement and within the area five feet (5') on either side of such area. Following all such operations, LLC shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of LLC.

     (l)   Conditions.  Each of the LLC Easements is subject to the following
           ----------
conditions:

           (1) All operations conducted by LLC on any lands encumbered by any of the LLC Easements or AMD's Adjoining Land shall be conducted with as little disruption and interference of AMD's operations on AMD's Adjoining Land as possible, and in no event shall any such operations interfere with the continuous supply of any utility or manufacturing process services to AMD. During any construction activities by LLC on the lands encumbered by the LLC Easements,

     LLC will take all steps reasonably necessary to ensure that any conditions created by LLC's activities thereon will not unreasonably interfere with the normal activities on AMD's Adjoining Land or create any unreasonably dangerous, unhealthy, unsightly or noisy conditions on the AMD's Adjoining Land.

           (2) The LLC Easements are and shall remain appurtenant to the Premises, running with the land and title thereto shall pass to and vest in each successor to LLC, as owner of the leasehold estate granted under and by virtue of the Lease, and if the Lease shall terminate, expire or be cancelled, the LLC Easements shall nevertheless survive and continue as a burden to the lands described in Exhibit B binding upon the owner of such
                                      ---------
     lands and such owner's successors and assigns, and as an appurtenance to the lands described in Exhibit A, vesting in and inuring to the benefit of
                            ---------
     the owner of such lands and such owner's successors and assigns.

           (3) AMD shall have the right, at any time and from time to time, to change and modify the locations of the LLC Easements, at AMD's expense and without the consent or joinder of any person or entity, including, without limitation, LLC; provided, however, it is expressly understood, stipulated and agreed that (i) AMD shall minimize disruption of LLC's use of any relevant utility or manufacturing process services provided to the Premises to the maximum extent possible, and (ii) AMD shall give LLC written notice of the change and a copy of a survey map showing the relocation, and (iii) AMD shall pay for all costs of such relocation unless such relocation is required by law or order of governmental authority, in which case, such costs shall be borne equally by AMD and LLC.

           (4) The construction of any improvements in the LLC Easement area shall be performed in accordance with plans and specifications which have been approved by AMD in writing in advance. Upon the completion of any such construction activities, LLC shall furnish AMD with (i) a set of as-built plans of such improvements, (ii) a certificate of the relevant architect stating that such improvements were built in accordance with the approved plans and specifications, (iii) unconditional lien waivers from any parties furnishing labor, services or materials as a part of the construction of such improvements, and (iv) copies of any and all permits and licenses necessary for the use of such improvements.

           (5) Any construction work or activity by or on behalf of LLC on the LLC Easement area shall be commenced promptly and pursued diligently to completion. Time is of the essence with respect to the completion of such improvements.

           (6) No material change shall be made by LLC to the contour of the ground within the LLC Easement area as it exists immediately prior to the excavation thereof without the prior written consent of AMD, which consent shall not be unreasonably withheld.

           (7) Except in the case of an emergency, LLC shall give AMD at least ten (10) days prior written notice of LLC's intention to enter AMD's Adjoining Land for the purpose of excavation or any other activity which would disturb the surface of the ground thereof.

           (8) No mechanics liens for work performed by LLC in the LLC Easement area or AMD's Adjoining Land shall affix to or otherwise be binding upon AMD, the LLC Easement area or the AMD's Adjoining Land. LLC shall indemnify, protect, defend and hold AMD harmless from and against any loss, cost (including attorneys fees), liability, claim or damage suffered, commenced or incurred as a result of the filing or other attachment of a mechanics lien against the LLC Easement area or any lands of AMD and from any claim against AMD for payment which lien or claim for payment arises from any work performed within the LLC Easement area or otherwise related to work performed by or for LLC. Without limitation of the foregoing, in the event of the filing or other attachment of a mechanics lien as aforesaid, LLC shall, within ten (10) days after notice of the existence of such lien, post a bond or take such other action as is necessary to have such lien removed and terminated.

           (9) LLC shall take whatever actions are necessary to keep and maintain any improvements made by LLC in the LLC Easement area ("LLC
                                                                      ---
     Improvements") in good working order and condition and free of leaks and
     ------------
     shall promptly undertake any work necessary to restore the LLC Improvements to that condition following notice or knowledge of the need for such work. LLC shall also take whatever actions are necessary for such LLC's Improvements to comply with any governmental laws, ordinances and regulations and any rules of the public utility, municipality or municipal authority with respect to such LLC Improvements. All costs and expenses of operating, maintaining, repairing, removing, restoring or replacing such LLC Improvements and of complying with any laws, ordinances, regulations and rules, as aforesaid, shall be borne solely by LLC. In the event of the failure of LLC to perform any of its obligations under this Section, AMD shall have the right, but not the obligation, to cure such failure following notice to LLC and affording LLC a reasonable opportunity to cure such failure. After exercise of this right by AMD, LLC shall pay to AMD, upon demand, the cost of work performed, materials purchased and expenses incurred or paid by AMD in curing such LLC's failure, together with interest thereon at a rate of ten percent (10%) per annum from the date such cost was paid until the date such cost is reimbursed to AMD.

     (m)   Non-Merger/Survival of Easements.  AMD and LLC covenant and agree
           --------------------------------
that neither the termination, expiration nor cancellation of the Lease nor the execution and delivery of a sublease of the Premises by LLC to AMD shall effect any termination of this Agreement or of the LLC Easements, but the same shall remain in full force and effect for the benefit of and as appurtenant to the lands described in Exhibit A, and shall not merge with any estate of the owner
                   ---------
or owners of the lands described in Exhibit B burdened by the LLC Easements.
                                    ---------
Without limiting the foregoing, any subsequent owner or owners of the lands described in Exhibit A shall have the right, upon request, to receive from the
             ---------
owner or owners of the lands described in Exhibit B, a written ratification and
                                          ---------
confirmation in recordable form that the LLC Easements are
and remain appurtenant to the lands described in Exhibit A, running with the fee
                                                 ---------
simple title thereto, without regard to the existence of the leasehold estate created by the Lease or any subleasehold estate created by a sublease of the Premises by LLC to AMD. The LLC Easements may be cancelled only by a written release and cancellation filed of record in Travis County, Texas, expressly declaring the intention of the owner or owners of the lands described in
Exhibit A to release and cancel such appurtenant easements, joined in by LLC if
- ---------
the Lease is then in effect and has not theretofore terminated, expired or been cancelled, and subject to any required consent of the Lenders as provided in
Section 5.1 hereof.

     2.2   Grant of AMD Easements by LLC to AMD.  LLC does hereby grant to AMD,
           ------------------------------------
its successors and assigns, for the uses and purposes and subject to the conditions and the limitations hereinafter set forth, the "AMD Easements" (as
                                                           -------------
such term is defined below).  As used in this Agreement, the term "AMD
                                                                  ----
Easements" shall refer collectively to and mean non-exclusive easements and
- ----------
rights-of-way in, on, over, under, through and across the respective portions of the Premises which are identified and described in Exhibit B-1 which is attached
                                                   -----------
hereto and made a part hereof for all purposes; provided, if any now or hereafter existing pipelines, powerlines, equipment, facilities, pavement or other improvements are located outside of the boundaries of such easements and rights-of-way as identified and described in Exhibit B-1, this grant shall
                                             -----------
extend to and encompass such pipelines, powerlines, equipment, facilities, pavement and other improvements to permit their use and enjoyment to the same effect as if the descriptions set forth in Exhibit B-1 specifically covered and
                                           -----------
described their present locations. The AMD Easements are granted and accepted for the following purposes and upon and subject to the following conditions, respectively:

     (a)   AMD Potable Water Supply Easement:
           ---------------------------------

           (1) This easement shall be used by AMD for the purpose of transporting potable water across the Premises for use on AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD to construct, inspect, maintain, repair, replace, operate and use one or more pipelines and related structures in and under the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground structures or improvements shall be permitted without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for AMD shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of AMD.

     (b)   AMD Fire Water Distribution System Easement:
           --------------------------------------------

           (1) This easement shall be used by AMD for the purposes of transporting water across the Premises for use in combating fires on AMD's Adjoining Land, and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD jointly with LLC to construct, inspect, maintain, repair, replace and use the fire water pipelines and distribution facilities on the portion of the Premises identified in

     Exhibit B-1 as the portion of the lands encumbered with this easement on
     -----------
     which such facilities are located and shall permit AMD to construct, inspect, maintain, repair, replace and operate one or more pipelines and related facilities in and under the lands encumbered by this easement as necessary to distribute such water to AMD's Adjoining Land for the purpose of combating fires on AMD's Adjoining Land. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground or below ground structures or improvements shall be permitted without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for AMD shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of AMD.

     (c)   AMD Natural Gas Distribution Easement:
           --------------------------------------

           (1) This easement shall be used by AMD for the purpose of transporting natural gas across the Premises for use on AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD to construct, inspect, maintain, repair, replace and use one or more pipelines and related facilities in and under the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground or below ground structures or improvements shall be permitted without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for AMD shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of AMD.

     (d)   AMD Wastewater Discharge System Easement:
           -----------------------------------------

           (1) This easement shall be used by AMD for the purpose of transporting wastewater from AMD's Adjoining Land to the existing wastewater disposal facilities on the Premises and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD to construct, inspect, maintain, repair, replace and use one or more sewer lines and related facilities in and under the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor, no above ground or below ground structures or improvements shall be permitted without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes and other facilities in this easement for AMD shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of AMD.

     (e)   AMD Drainage/Detention System Easement:
           ---------------------------------------

           (1) This easement shall be used by AMD for the purpose of transporting rainwater from AMD's Adjoining Land to any detention and filtration facilities located on the Premises or as may be necessary to transport rainwater across the Premises to existing detention and filtration facilities on neighboring properties, and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD to use the existing pipes, drains, ditches and ponds located in, on, under and over the Premises. No additional structures or improvements shall be permitted except with the prior written consent of LLC, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate pipes, drains, ditches and any ponds and other facilities in this easement shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. All such operations shall be conducted at the joint cost, risk and expense of AMD and LLC, and shall be managed and overseen by LLC. AMD shall reimburse LLC fifty (50%) of such costs within thirty (30) days of request therefor by LLC.

     (f)  AMD Parking Easement:
          ---------------------

           (1) This easement shall be used by AMD for the purpose of a motor vehicle parking lot for its employees and invitees who work or are meeting with AMD on AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD jointly with LLC to construct, inspect, maintain, repair, replace and use a surface vehicular parking lot and related facilities. Except for structures and improvements that presently exist thereon and for replacements therefor and except for a security fence, curb stops and such other items which are customary for vehicle parking lots, no above ground structures or improvements shall be permitted without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate the parking lot and other facilities in this easement shall be conducted at the joint cost, risk and expense of AMD and LLC. LLC shall manage and oversee all such activities. AMD shall reimburse LLC fifty percent (50%) of such costs within thirty (30) days of request therefor by LLC.

     (g)   AMD Driveway Easement:
           ----------------------

           (1) This easement shall be used by AMD for the purpose of a motor vehicle access between AMD's Adjoining Land and public streets which abut the Premises for its employees and invitees who work or are meeting with AMD on AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD jointly with LLC to construct, inspect, maintain, repair, replace and use driveways on, over and across the lands encumbered by this easement. Except for structures and improvements that presently exist thereon and for replacements therefor and except for curbs and such other items which are customary for driveways which provide the type of service as now provided thereby, no above ground structures or improvements shall be permitted, without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate the driveways and other facilities in this easement shall be conducted at the joint cost, risk and expense of AMD and LLC. AMD shall reimburse LLC fifty percent (50%) of such costs within thirty (30) days of request therefor by LLC. LLC shall manage and oversee all such activities and operations.

     (h)   AMD Electric Services Easement:
           -------------------------------

           (1) This easement shall be used by AMD for the purpose of transporting electric service across the Premises to the facilities on AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD jointly with LLC to construct, install, inspect, maintain, repair, replace and use wires, conduits, equipment and other facilities necessary to provide electric service to the facilities located on AMD's Adjoining Land. Above ground structures and improvements, if any, shall be permitted in the locations currently being used for such above ground structures and improvements and to the extent approved by LLC (which approval shall not be unreasonably withheld) as to locations on this easement at which no such above ground structures or improvements currently exist.

           (3) All work required to construct, maintain, repair, replace and operate powerlines, conduits, equipment and other facilities in this easement for AMD shall be conducted on the area encumbered with this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of AMD.

           (4) Nothing in this paragraph 2.2(h) shall be deemed or construed as an agreement by, or an obligation of, LLC to provide electric service to AMD, or to be or seek the status of a "public utility" under the laws of the State of Texas or any federal law. Any intention and any implication in this paragraph 2.2(h) that LLC shall become a public utility is hereby expressly negated.

     (i)   AMD Telecommunications Easement:
           -------------------------------

           (1) This easement shall be used by AMD for the purpose of providing telephone, fiber optic and other telecommunication lines and facilities across the Premises to AMD's Adjoining Land and for the other purposes hereinbelow expressly permitted.

           (2) This easement shall permit AMD to construct, inspect, maintain, repair, replace and use cables, wires, conduits, equipment and other facilities necessary to provide telephone, fiber optic and telecommunication services to the facilities located on AMD's Adjoining Land. Except for structures and improvements that presently exist thereon and for replacements therefor, no above-ground structures or improvements shall be permitted without LLC's prior written consent, which consent shall not be unreasonably withheld.

           (3) All work required to construct, maintain, repair, replace and operate any telephone, fiber optic or telecommunication facilities in this easement for AMD shall be conducted on the area encumbered by this easement and within the area five feet (5') on either side of such area. Following all such operations, AMD shall restore the area affected by such operations to as nearly the same condition as existed prior to such operations as is possible. All such operations shall be conducted at the sole cost, risk and expense of AMD.

     (j)   Conditions.  Each of the AMD Easements is subject to the following
           ----------
conditions:

           (1) All operations conducted by AMD on any lands encumbered by any of the AMD Easements shall be conducted with as little disruption and interference of LLC's operations on the Premises as possible, and that in no event shall any such operations interfere with the continuous supply of any utility or manufacturing process services to LLC. During the construction activities by AMD on the lands encumbered by the AMD Easements, AMD will take all steps reasonably necessary to ensure that any conditions created by AMD's activities thereon will not unreasonably interfere with the normal activities on the Premises or create any unreasonably dangerous, unhealthy, unsightly or noisy conditions on the Premises.

           (2) AMD Easements are and shall remain appurtenant to AMD's Adjoining Land, running with the land, and title thereto shall pass to and vest in each successor to AMD as the owner of AMD's Adjoining Land, and if the Lease shall terminate, expire or be cancelled, the AMD Easements shall nevertheless survive and continue as a burden to the lands described in Exhibit A binding upon the owner of such lands and such owner's successors
     ---------
     and assigns, and as an appurtenance to the land described in Exhibit B,
                                                                  ---------
     vesting in and inuring to the benefit of the owner of such lands and such owner's successors and assigns.

           (3) LLC shall have the right, at any time and from time to time, to change and modify the locations of the AMD Easements, at LLC's expense and without the consent or joinder of any person or entity, including, without limitation, AMD; provided, however, it is expressly understood, stipulated and agreed that (i) LLC shall minimize disruption of AMD's use of any relevant utility or manufacturing process services provided to AMD's Adjoining Land to the maximum extent possible, and (ii) LLC shall give AMD written notice of the change and a copy of a survey map showing the relocation, and (iii) LLC shall pay for all costs of such relocation.

           (4) The construction of any improvements in the AMD Easement area shall be performed in accordance with plans and specifications which have been approved by LLC in writing in advance. Upon the completion of any such construction activities, AMD shall furnish LLC with (i) a set of as-built plans of such improvements, (ii) a certificate of the relevant architect stating that such improvements were built in accordance with the approved plans and specifications, (iii) unconditional lien waivers from any parties furnishing labor, services or materials as a part of the construction of such improvements, and (iv) copies of any and all permits and licenses necessary for the use of such improvements.

           (5) Any construction work or activity by or on behalf of AMD on the AMD Easement area shall be commenced promptly and pursued diligently to completion. Time is of the essence with respect to the completion of such improvements.

           (6) No material change shall be made by AMD to the contour of the ground within the AMD Easement area as it exists immediately prior to the excavation thereof without the prior written consent of LLC, which consent shall not be unreasonably withheld.

           (7) Except in the case of emergency, AMD shall give LLC at least ten (10) days prior written notice of AMD's intention to enter the Premises for the purpose of excavation or any other activity which would disturb the surface of the ground thereof.

           (8) No mechanics liens for work performed by AMD in the AMD Easement area or on the Premises shall affix to or otherwise be binding upon the LLC, the AMD Easement area or the Premises. AMD shall indemnify, protect, defend and hold LLC harmless from and against any loss, cost (including attorneys fees), liability, claim or damage suffered, commenced or incurred as a result of the filing or other attachment of a mechanics lien against the AMD Easement area or the Premises and from any claim against LLC for payment which lien or claim for payment arises from any work performed within the AMD Easement area or otherwise related to work performed by or for AMD. Without limitation of the foregoing, in the event of the filing or other attachment of a mechanics lien as aforesaid, AMD shall, within ten
     (10) days after notice of the existence of such lien, post a bond or take such other action as is necessary to have such lien removed and terminated.

           (9) AMD shall take whatever actions are necessary to keep and maintain any improvements made by AMD in the AMD Easement area
     ("AMD Improvements") in good working order and condition and free of leaks
       ----------------
     and shall promptly undertake any work necessary to restore the AMD Improvements to that condition following notice or knowledge of the need for such work. AMD shall also take whatever actions are necessary for such AMD Improvements to comply with any governmental laws, ordinances and regulations and any rules of the public utility, municipality or municipal authority with respect to such AMD Improvements. All costs and expenses of operating, maintaining, repairing, removing, restoring or replacing such AMD Improvements and of complying with any laws, ordinances, regulations and rules, as aforesaid, shall be borne solely by AMD. In the event of the failure of AMD to perform any of its obligations under this Section, LLC shall have the right, but not the obligation, to cure such failure following notice to AMD and affording AMD a reasonable opportunity to cure such failure. After exercise of this right by LLC the AMD shall pay to LLC, upon demand, the cost of work performed, materials purchased and expenses incurred or paid by LLC in curing such AMD's failure, with interest at ten percent (10%) per annum from the date of disbursement by LLC until paid by AMD.

     (k)   Non-Merger/Survival of AMD Easements.  AMD and LLC covenant and agree
           ------------------------------------
that neither the termination, expiration nor cancellation of the Lease nor the execution and delivery of a sublease of the Premises by LLC to AMD shall effect any termination of this Agreement or of the AMD Easements, but same shall remain in full force and effect for the benefit of and as appurtenant to the lands described in Exhibit B, and shall not merge with any estate of the owner or
             ---------
owners of the lands described in Exhibit A burdened by the AMD Easements.
                                 ---------
Without limiting the foregoing, any subsequent owner or owners of AMD's Adjoining Land shall have the right, upon request, to receive from the owner or owners of the lands described in Exhibit A, a written ratification and
                                 ---------
confirmation in recordable form that the AMD Easements are and remain appurtenant to the lands described in Exhibit B, running with the fee simple
                                      ---------
title thereto, without regard to the existence of the leasehold estate created by the Lease or any subleasehold estate created by a sublease of the Premises by LLC to AMD. The AMD Easements may be cancelled only by a written release and cancellation filed of record in Travis County, Texas, expressly declaring the intention of the owner or owners of the lands described in Exhibit B to release
                                                           ---------
and cancel such appurtenant easements, and subject to any required consent of the Lenders as provided for in Section 5.1 hereof.

     2.4   Additional Agreements.  AMD and LLC recognize that for LLC to use the
           ---------------------
LLC Easements, and for AMD to use the AMD Easements, for the purposes intended, the other party must cooperate and provide certain support services. For example, each of the LLC Potable Water Supply Easement and the AMD Potable Water Supply Easement contains components that are interconnected and include various pumps, meters, valves and other equipment necessary for the entire potable water system to function, some of which may require electric power to operate. In addition to the foregoing example of the potable water system within the Potable Water Easements, the systems within the easements herein granted to each party for fire protection, water storage and distribution, natural gas distribution, wastewater distribution, drainage and detention, and electric service, require that each party maintains and operates components located on its property for such systems to function. Except as otherwise provided in this Agreement, AMD and LLC agree to take such reasonable action, to bear such reasonable expense without expectation of reimbursement, and to use such reasonable diligence to maintain and operate the components of these systems within its control as may be required to enable such systems to function for their intended purposes. Subject to the foregoing and except as otherwise specifically provided herein, neither AMD nor LLC shall have any obligation to keep any system in place or to provide services associated therewith to the other unless the discontinuance of such services would cause the properties or operations of the other to violate applicable law, but either may, in its sole discretion, remove, modify or relocate any such systems on its property.

     2.5   Permitted Encroachment.  If any existing building or other structure
           ----------------------
encroaches upon any AMD Easements or upon any LLC Easements, any such existing encroachment shall be deemed to be permitted hereunder provided that such encroachment does not unreasonably interfere with the use of such easement for the purposes herein granted.

                                      III.

                                      Term
                                      ----

     3.1   Term.  The term of this Reciprocal Easement Agreement shall be
           ----
perpetual; provided, however, in the event any easement herein granted shall cease to be used and is abandoned by the owner of such easement, then AMD and LLC, upon request of either to the other, agree to file for record in the office of the County Clerk of Travis County, Texas, a written document which terminates such easement.

                                      IV.

                                 Miscellaneous
                                 -------------

     4.1   Notices.  Any notice to be given under this Agreement shall be in
           -------
writing and shall be deemed to have been properly given and received if (i) delivered in person to the authorized representative of the party to whom the notice is addressed, or by courier service that provides an airbill or other evidence of delivery or attempted delivery, or sent by certified mail, postage prepaid, return receipt requested and properly addressed to the party for whom intended or (ii) sent by telegram, telex, or facsimile (which shall be followed promptly by a written notice sent in the manner providing in the preceding clause (i) of this sentence). Notices shall be considered duly given and received upon receipt or refusal of receipt.

All notices to AMD shall be sent to:    All notices to LLC shall be sent to:

     One AMD Place                           5204 East Ben White Boulevard
     P.O. Box 3453                           Austin, Texas 78741
     Sunnyvale, California 94088             Mail Stop 562/Legal Department
     Mail Stop 68/Legal Department

          Any party may change the address at which it is to receive notice by written notice of such change of address given to the other party. Any request or demand hereunder shall likewise be made in writing, to the same address as for notice.

     4.2   Successors and Assigns.  The terms, covenants and conditions of this
           ----------------------
Agreement shall apply to and bind the successors and assigns of the parties hereto.

     4.3   Entire Agreement.  This Agreement, the Lease and the other
           ----------------
agreements if any, which are expressly referred to herein contain the entire agreement between the parties. All prior negotiations or stipulations concerning its subject matter which preceded or accompanied the execution of this Agreement are conclusively deemed to be superseded, provided, however, that this Agreement may in the future be altered by written agreement executed by the parties and not otherwise.

     4.4   Invalidity.  If any provision of this Agreement shall be declared
           ----------
invalid or unenforceable, the remainder of the Agreement shall continue in full force and effect.

     4.5   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
           -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CHOICE OF LAW RULES.

     4.6   Headings.  Article, section and paragraph headings herein are for
           --------
convenience only, and shall not be used in construing this Agreement.

     4.7   Recorded Counterparts.  A counterpart original of this Agreement
           ---------------------
shall be filed for record in Travis County, Texas.

     4.8   First Supplement.  LLC, at LLC's expense, covenants and agrees to
           ----------------
cause to be surveyed by Baker-Aicklen & Associates, Inc., Consulting Engineers, or other professional engineer or public land surveyor approved by AMD, within one hundred and twenty (120) days from the date hereof, the specific location of each of the easements more generally described in Exhibit A-1 and Exhibit B-1
                                                  -----------     -----------
attached hereto, describing the location of each such easement by field note description, center line description, or other surveying method approved by AMD. Upon completion of such survey and preparation of a surveyed description for each of the easements described in Exhibit A-1 and Exhibit B-1 hereto, AMD and
                                   -----------     -----------
LLC agree to execute a First Supplement to Reciprocal Easement Agreement, to which shall be attached as exhibits (the "New Exhibits") the surveyed
                                          ------------
description for each of the easements. The First Supplement to Reciprocal Easement Agreement shall provide that the easements originally described in

Exhibit A-1 and Exhibit B-1 are one and the same as those more particularly
- -----------     -----------
described and located in the New Exhibits. The First Supplement to Reciprocal Easement Agreement shall be filed for record in the Real Property Records of Travis County, Texas, and upon such filing shall supplement the Reciprocal

Easement Agreement for the purposes of more particularly describing and locating each of the easements therein originally described.

                                       V.

                               Lender Provisions
                               -----------------

     5.1 AMD and LLC, for good and valuable consideration paid to each of them by the Lenders, the receipt and sufficiency of which are hereby acknowledged, hereby covenant, stipulate and agree for the benefit of each Lender, that AMD and LLC will not cause or permit any modification, termination or cancellation of this Agreement, by reason of default, for cause, voluntarily, or otherwise, and notwithstanding any other provision hereof, except as may be first consented to in writing by the Lenders, and any such modification, termination or cancellation without such written consent shall be void and of no force or effect; provided, the First Supplement referred to in Section 4.8 shall not require the Lenders' consent.

     5.2 Whenever in this Agreement the consent, approval or agreement of, or notice to, the Lenders is required or provided, such consent, approval or agreement of, or notice to, Lenders shall be conclusively deemed to have been obtained and given respectively, if evidenced in writing and signed by, and if given to, respectively, Agent, if the Credit Agreement is in effect and no Event of Default (as defined in the Indenture) has occurred and is continuing under the Indenture, or the Collateral Agent, if the Credit Agreement is not in effect or an Event of Default (as defined in the Indenture) has occurred and is continuing under the Indenture.

     5.3 LLC and AMD, for good and valuable consideration, paid to each of them by the Lenders, the receipt and sufficiency of which are hereby acknowledged, covenant, stipulate and agree for the benefit of the Lenders that they will not modify this Agreement in any manner, the effect of which is to cause a merger of the leasehold estate hereunder with the reversionary interest of AMD in and to the Premises at any time while the Credit Agreement is in effect or the Indenture is in effect and the Senior Secured Notes issued pursuant thereto have not been defeased, or alter the lands covered by this Agreement except as permitted in Section 4.8.

                                      VI.

           Ownership of AMD Improvements and LLC Improvements
           --------------------------------------------------

     6.1 Notwithstanding any provision contained herein, AMD and LLC agree that the party who owns the fee simple real property (and not the party who owns the applicable easement) on which any AMD Improvements are located is and shall be the owner of such AMD Improvements, and the party who owns the fee simple real property (and not the party who owns the applicable easement) on which any LLC Improvements are located is and shall be the owner of the LLC Improvements, regardless of which party constructs the applicable AMD Improvement or part thereof or the LLC Improvement or part thereof.

     EXECUTED on the dates of the acknowledgements hereinbelow taken, to be effective as of the 1st day of August, 1996.


                              AMD:
                              ---

                              ADVANCED MICRO DEVICES, INC.,
                              a Delaware Corporation



                              By:  /s/ Marvin D. Burkett
                                 -------------------------------------------
                              Name:    Marvin D. Burkett
                                   -----------------------------------------
                              Title:  Senior Vice President,
                                    ----------------------------------------
                                      Chief Financial and Administrative
                                    ----------------------------------------
                                      Officer and Treasurer
                                    ----------------------------------------

                              LLC:
                              ---

                              AMD TEXAS PROPERTIES, LLC,
                              a Delaware limited liability company



                              By:  /s/ Thomas M. McCoy
                                 --------------------------------------------
                              Name:    Thomas M. McCoy
                                   ------------------------------------------
                              Title:  Manager
                                    -----------------------------------------

THE STATE OF CALIFORNIA    (S)
                           (S)
COUNTY  OF  SANTA  CLARA   (S)


     This instrument was acknowledged before me on the 8th day of August, 1996,
                                                       ---        ------
by Marvin Burkett, Chief Financial Officer of ADVANCED MICRO DEVICES, INC., a
   --------------  -----------------------
Delaware corporation, on behalf of said corporation.

(SEAL)

                                       /s/ Winona C. Orange
                                    -------------------------------------------
                                           Notary Public in and for
                                            the State of California

                                           Winona C. Orange
                                    -------------------------------------------
                                              (Printed Name of Notary)

                                    My commission expires:        4-1-97
                                                          ---------------------


THE STATE OF CALIFORNIA    (S)
                           (S)
COUNTY  OF  SANTA  CLARA   (S)


          This instrument was acknowledged before me on the 8th day of August,
                                                            ---        ------
1996, by Thomas M. McCoy, Manager of AMD TEXAS PROPERTIES, LLC, a Delaware
         ---------------  -------
limited liability company, on behalf of said company.

(SEAL)

                                        /s/ Winona C. Orange
                                     -------------------------------------------
                                           Notary Public in and for
                                            the State of California

                                            Winona C. Orange
                                     ------------------------------------------
                                             (Printed Name of Notary)

                                    My commission expires:        4-1-97
                                                          ---------------------

                                   EXHIBIT A
                                   ---------

                                   Premises

Parcel 1:                         Description
- --------

        FOR A 34.481-ACRE TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, SAID 34.481-ACRE TRACT BEING A PORTION OF LOT 1 OF "SUNRIDGE PARK, SECTION TWO", A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 77, PAGES 118-119 OF THE PLAT RECORDS OF TRAVIS COUNTY, TEXAS, SAID 34.481-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

        BEGINNING on a 3/4-inch-diameter iron pipe found in the northerly right-of-way line of Ben White Boulevard (right-of-way varies), being the southeasterly corner of Lot A of "Briarton Subdivision", a subdivision of record in Book 72, Page 40 of said Plat Records, being also the southwesterly corner of said Lot 1 of "Sunridge Park, Section Two" and POINT OF BEGINNING hereof;

        THENCE departing the northerly right-of-way line of Ben White Boulevard, in part with the easterly boundary line of said "Briarton Subdivision", in part with the easterly boundary line of a tract of land conveyed to Azur Property Investment U.S.A., Inc. by deed recorded in Volume 8936, Page 288 of Real Property Records of Travis County, Texas, same being the westerly boundary line of said Lot 1 of "Sunridge Park, Section Two", N31(Degrees)01'17"E for a distance of 788.86 feet to a 1-inch-diameter iron pipe found on an angle point hereof;

        THENCE continuing with the easterly boundary line of said Azur Property Investment U.S.A., Inc. tract, same being the westerly boundary line of said Lot 1, N59(Degrees)34'01"W for a distance of 506.23 feet to a 1/2-inch-diameter iron rod in concrete found, being a southeasterly corner of "Sunridge Park, Section One" a subdivision according to the plat thereof recorded in Book 85, Pages 107B, 107C and 107D, of said Plat Records, being an angle point hereof;

        THENCE with the easterly boundary line of said "Sunridge Park, Section One", continuing with the westerly boundary line of said Lot 1 of "Sunridge Park, Section Two", N31(Degrees)03'00"E (Bearing Basis) for a distance of 1303.59 feet to a 1-inch-diameter iron pipe in concrete found, being on an angle point in said easterly boundary line, same being the most northerly corner of said Lot 1, for the most northerly corner of the herein-described tract;

Exhibit A
Page 2

        THENCE in part with the easterly boundary line of said "Sunridge Park, Section One", the southerly boundary line of Lot 6 of "University Business Park", a subdivision according to the plat thereof recorded in Book 85, Pages 52C, 52D and 53A of said Plat Records and the northerly boundary line of said Lot 1 of "Sunridge Park, Section Two", S58(Degrees)57'53"E, at a distance of
456.12 feet pass an iron rod found, being on an easterly corner of said "Sunridge Park, Section One", same being a southwesterly corner of said Lot 6 of "University Business Park", continuing for a total distance of 732.26 feet to a cotton gin spindle set in asphalt on an angle point hereof;

        THENCE departing the southerly boundary line of said Lot 6 of "University Business Park", through the interior of said Lot 1 of "Sunridge Park, Section Two", the following fourteen (14) courses and distances:

    1) S28(Degrees)25'15"W, for a distance of 67.41 feet to a cotton gin spindle set in asphalt on an angle point hereof;

    2) S59(Degrees)50'45"E, for a distance of 172.50 feet to a PK nail set in concrete on an angle point hereof;

    3) S18(Degrees)39'30"E, for a distance of 333.73 feet to a PK nail set in concrete on an angle point hereof;

    4) S71(Degrees)27'23"W, for a distance of 374.42 feet to a PK nail set in concrete on an angle point hereof;

    5) N52(Degrees)04'12"W, for a distance of 55.03 feet to a PK nail set in concrete on an angle point hereof;

    6) S70(Degrees)25'04"W, for a distance of 201.88 feet to a PK nail set in asphalt on an angle point hereof;

    7) S18(Degrees)47'06"E, for a distance of 207.97 feet to a PK nail set in concrete on an angle point hereof;

    8) S71(Degrees)22'55"W, for a distance of 88.20 feet to a cotton gin spindle set in asphalt on an angle point hereof;

    9) S18(Degrees)59'15"E, for a distance of 68.88 feet to a punch hole set in a concrete gutter on an angle point hereof;

   10) S70(Degrees)47'24"W, for a distance of 243.96 feet to a 1/2-inch-diameter iron rod with Baker-Aicklen cap set on an angle point hereof;

Exhibit A
Page 3

   11) S18(Degrees)31'43"E, for a distance of 456.56 feet to a cotton gin spindle set in asphalt on an angle point hereof;

   12) N81(Degrees)16'37"W, for a distance of 88.07 feet to a cotton gin spindle set in asphalt on the point of curvature of a non-tangent curve to the left, from which the radius point of said curve bears S04(Degrees)43'15"W, a distance of 325.45 feet;

   13)  with the arc of said non-tangent curve to the left, having a radius of
        325.45 feet, an interior angle of 22(Degrees)54'28", an arc length of
        130.12 feet and a chord which bears S83(Degrees)16'01"W for a distance of 129.26 feet to a cotton gin spindle set in asphalt on an angle point hereof;

   14) S09(Degrees)28'45"W, for a distance of 368.38 feet to a 1/2-inch-diameter iron rod with a Baker-Aicklen cap set on a point in the aforementioned northerly right-of-way line of Ben White Boulevard, being also the southerly boundary line of said Lot 1, from which a 1/2-inch-diameter iron rod with Baker-Aicklen cap set on a point being the southeasterly corner of said Lot 1 of "Sunridge Park, Section Two", bears S78(Degrees)29'31"E a distance of 267.25 feet;

        THENCE with said northerly right-of-way line, same being the southerly boundary line of said Lot 1 of "Sunridge Park, Section Two", the following two (2) courses and distances:

    1) N78(Degrees)29'31"W, for a distance of 264.94 feet to a concrete highway right-of-way marker found on an angle point hereof;

    2) N78(Degrees)30'31"W, for a distance of 295.85 feet to the POINT OF BEGINNING and containing 34.481 acres of land.

Prepared from survey and office computations under the direct supervision of the undersigned:


/s/ Cecil Jackson Chisholm                7-15-96 (revised 8-7-96)
- -------------------------------------------------
Cecil Jackson Chisholm                     Date        [SEAL]
Registered Professional Land Surveyor No.  4295

Job No. 570-026-10
CJC:ek

Parcel 2:
- --------
                                  DESCRIPTION

          FOR A 1.849 ACRE (80,533 SQUARE FOOT) TRACT OF LAND SITUATED IN THE CITY OF AUSTIN, TRAVIS COUNTY, TEXAS, BEING A PORTION OF LOT 1 OF "ADVANCED MICRO DEVICES SECTION - 1", A SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN PLAT BOOK 85 PAGE 14-A AND 14-B OF THE PLAT RECORDS OF SAID COUNTY, SAID 1.849 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

          BEGINNING on an iron rod found on a point in the southerly right-of-way line of Oltorf Street East (90.00 foot right-of-way width), said point being the northeasterly corner of Lot 4, Block B of "University Business Park", a subdivision according to the plat thereof recorded in Plat Book 85 Pages 52C, 52D & 53A of said Plat Records, said point being also the northwesterly corner of said Lot 1 and the POINT OF BEGINNING hereof;

          THENCE with the southerly right-of-way line of Oltorf Street East, same being the northerly boundary line of said Lot 1, S59(Degree)02'54"E for a distance of 199.18 feet to the most easterly corner hereof;

          THENCE departing said right-of-way line through the interior of said Lot 1 the following courses and distances numbered 1 through 6:

          1) S31(Degrees)13'26"W for a distance of 95.01 feet to an angle point;

          2) N60(Degrees)20'22"W for a distance of 101.25 feet to an angle point;

          3) S11(Degrees)37'28"W for a distance of 97.15 feet to an angle point;

          4) S41(Degrees)36'52"W for a distance of 125.38 feet to an angle point;

          5) S11(Degrees)28'20"W for a distance of 257.55 feet to an angle point;

          6) N78(Degrees)31'40"W for a distance of 182.05 feet to an iron rod found on an angle point in the westerly boundary line of said Lot 1, same being the northeasterly corner of Lot 3, Block E, of said "University Business Park", being also the southeasterly corner of said Lot 4 and most southerly corner hereof;

          THENCE with the westerly boundary line of said Lot 1, same being the easterly boundary line of said Lot 4, the following courses and distances numbered 1 through 3:

          1) N28(Degrees)57'50"E for a distance of 14.87 feet to an iron rod set on an angle point;

          2) N29(Degrees)02'29"E for a distance of 465.12 feet to an iron rod set on an angle point;

          3) N28(Degrees)58'29"E for a distance of 136.05 feet to the POINT OF BEGINNING hereof and containing 1.849 acres of land.

Surveyed under the direct supervision of the undersigned:


/s/ Cecil Jackson Chisholm              8-6-96
- ----------------------------------------------
Cecil Jackson Chisholm                  Date
Registered Professional Land Surveyor No. 4295

Job No. 570-026-10


[SEAL]

                                  EXHIBIT A-1
                                  -----------

(a)  LLC Potable Water Supply Easement:
     ----------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land five feet (5') on each side of the presently existing potable water pipelines which are in, upon, under and through AMD's Adjoining Land and those portions of AMD's Adjoining Land in, on, over or across which one or more related facilities presently exist, which together with such pipelines, supply potable water to the Premises (the "Water Supply System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist equipment, including without limitation pumps, pipes and valves, necessary for the proper functioning of the Water Supply System, and any power supply necessary to operate such system.

(b)  LLC Fire Water Storage and Distribution System Easement:
     --------------------------------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land upon which presently exist fire water storage tanks and other equipment and facilities and those portions of AMD's Adjoining Land five feet (5') on each side of the presently existing fire water distribution pipelines which are in, upon, under and through AMD's Adjoining Land which are used to distribute fire water to the Premises (such storage tanks, equipment, facilities and pipelines being herein called the "Fire Protection System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist any other equipment, including without limitation, pumps, pipes and valves, necessary for the proper functioning of the Fire Protection System, and any power supply necessary to operate such system.

(c)  LLC Natural Gas Distribution Easement:
     --------------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land five feet (5') on each side of the presently existing pipelines which are in, upon, under and through AMD's Adjoining Land and through which natural gas is distributed from the point of connection with the metering facilities of Southern Union Gas Company to the Premises, together with and including those additional areas on which other facilities related to the supply of natural gas to the Premises are located on AMD's Adjoining Land.

(d)  LLC Wastewater Discharge System Easement:
     -----------------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land five feet (5') on each side of the presently existing industrial and domestic waste water and sanitary sewer pipeline which are in, upon, under and through AMD's Adjoining Land and those portions of AMD's Adjoining Land in, on, over or across which one or more related facilities presently exist, which together with such pipelines, provide industrial and domestic waste water and sanitary sewer service to the Premises (the "Wastewater Discharge System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist equipment, including without limitation pumps, pipes and valves, necessary for the proper functioning of the Wastewater Discharge System, and any power supply necessary to operate such system.

(e)  LLC Drainage/Detention System Easement:
     ---------------------------------------
     This nonexclusive easement covers and burdens:

     (1) Lot Six (6), Block A, of UNIVERSITY BUSINESS PARK, a subdivision in Austin, Travis County, Texas, according to the map or plat thereof recorded in book 85, Pages 52C-53A, of the Plat Records of Travis County, Texas; and

     (2) Lot One (1), Block One (1), AMD ADDITION, a subdivision in the City of Austin, Travis County, Texas, according to the map or plat thereof recorded in Book 92, Pages 92-93, of the Plat Records of Travis County, Texas; and

     (3) Lot One (1), Block B, of UNIVERSITY BUSINESS PARK, a subdivision in Austin, Travis County, Texas, according to the map or plat thereof recorded in Book 85, Pages 52C-53A, of the Plat Records of Travis County, Texas; and

     (4) Those additional portions of AMD's Adjoining Land five feet (5') on each side of all presently existing storm water pipelines and conduits which are in, upon, under and through AMD's Adjoining Land in, on, over or across which one or more related facilities presently exist, which together with such pipelines, provide the current storm water discharge system for the Premises.

     (5) All areas on AMD's Adjoining Land upon which there presently exist natural drainage courses, ditches or detention ponds necessary for the detention or discharge of storm water from the Premises over the AMD's Adjoining Land to reach either offsite disposal of such storm water via the City of Austin's storm water discharge system, or onsite detention.

(f)  LLC Parking Easement:
     ---------------------
     This nonexclusive easement covers and burdens:

     (1) Lot 4, Block B, of University Business Park, a subdivision in Austin, Travis County, Texas, according to the map or plat thereof recorded in Book
85, Pages 52C-53A, of the Plat Records of Travis County, Texas; and

     (2) Those additional portions of AMD's Adjoining Land upon which presently exist paved concrete parking lots and related facilities such as lighting, security fences, overhead walkways and curb stops, which facilities provide nonexclusive parking to the Premises in common with AMD's Adjoining Land. Without limiting the foregoing this easement shall also include and extend to all necessary electric power distribution facilities necessary to service the lighting of the parking lots.

(g)  LLC Driveway Easement:
     ----------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land upon which presently exist concrete or other paved surface driveways and concrete or other type hard surface paved areas used for ingress and egress between the Premises and public streets and adjoining properties. This nonexclusive easement further covers and includes, without limitation, the existing concrete paved maneuvering and staging area between Building No. 4 housing the FAB 25 complex and Building No. 1 housing the FAB 10 complex which provides access to and a vehicular turning area for the loading docks for each of said buildings, said turning area being located between said two buildings.

(h)  LLC Electric Service Easement:
     --------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land upon which presently exists electric power lines, wires, conduits, equipment, transformers and other facilities providing electric power service to the Premises (the "Electric Power System"). This nonexclusive easement further covers and includes, without limitation, the electric power substation located on AMD's Adjoining Land, it being contemplated that this substation may in the future provide electric power service to the Premises as well as to the AMD's Adjoining Land.

(i)  LLC Nitrogen Plant Site Easement:
     ---------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land, abutting the Premises, on which a gas production facility owned and operated by Air Products, Inc. is presently located.

(j)  LLC IWN/RO-DI Services Easement:
     --------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land upon which there presently exists two (2) buildings in which an industrial wastewater neutralization facility and a reverse osmosis de-ionized (purified) water production facility, respectively, together with the areas appurtenant thereto which are necessary for ingress and egress between such respective buildings and the Premises, on, over and across AMD's

Adjoining Land, together with all existing pipe lines and related facilities (if any) presently existing which transport either industrial wastewater for neutralization from, or purified water to, the Premises.

(k)  LLC Telecommunications Easement:
     --------------------------------

     This nonexclusive easement covers and burdens those portions of AMD's Adjoining Land five feet (5') on each side of all presently existing telephone, fiber optic and other telecommunication lines, including all cables, wires and conduits, together with those portions of AMD's Adjoining Land on which presently exist equipment and other facilities, used to provide telephone, video and sound, and telecommunications services to the Premises.

                                   EXHIBIT B
                                   ---------

                              AMD's Adjoining Land


          Lot One (1), SUNRIDGE PARK SECTION 2, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 77, Page 118-119 of the Plat Records of Travis County, Texas, and Lots Three (3), Four (4), Five
(5) and Six (6), Block "A", and Lots One (1) and Four (4), Block "B", all in University Business Park, a subdivision in Travis County, Texas, according the map or plat thereof, recorded in Volume 85, Pages 52C, 52D and 53A of the Plat Records of Travis County, Texas, and Lot One (1), Block One (1), AMD ADDITION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded in Volume 92, Pages 92-93 of the Plat Records of Travis County, Texas;

          SAVE, LESS AND EXCEPT THEREFROM a 34.481 acre tract of land out of said Lot One (1), SUNRIDGE PARK SECTION 2, more particularly described as Parcel 1 in Exhibit A attached to this agreement.
     ---------

                                  EXHIBIT B-1
                                  -----------

(a)  AMD Potable Water Supply Easement:
     ----------------------------------

     This nonexclusive easement covers and burdens those portions of Premises five feet (5') on each side of the presently existing potable water pipelines which are in, upon, under and through Premises and those portions of Premises in, on, over or across which one or more related facilities presently exist, which together with such pipelines, supply potable water to AMD's Adjoining Land (the "Parcel B Water Supply System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist equipment, including without limitation pumps, pipes and valves, necessary for the proper functioning of the Parcel B Water Supply System, and any power supply necessary to operate such system.

(b)  AMD Fire Water Storage and Distribution System Easement:
     --------------------------------------------------------

     This nonexclusive easement covers and burdens those portions of Premises upon which presently exist fire water storage tanks and other equipment and facilities and those portions of Premises five feet (5') on each side of the presently existing fire water distribution pipelines which are in, upon, under and through Premises which are used to distribute fire water to the AMD's Adjoining Land (such storage tanks, equipment, facilities and pipelines being herein called the "Parcel B Fire Protection System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist any other equipment, including without limitation, pumps, pipes and valves, necessary for the proper functioning of the Parcel B Fire Protection System, and any power supply necessary to operate such system.

(c)  AMD Natural Gas Distribution Easement:
     --------------------------------------

     This nonexclusive easement covers and burdens those portions of Premises five feet (5') on each side of the presently existing pipelines which are in, upon, under and through Premises and through which natural gas is distributed from the point of connection with the metering facilities of Southern Union Gas Company to the AMD's Adjoining Land, together with and including those additional areas on which other facilities related to the supply of natural gas to the AMD's Adjoining Land are located on the Premises.

(d)  AMD Wastewater Discharge System Easement:
     -----------------------------------------

     This nonexclusive easement covers and burdens those portions of Premises five feet (5') on each side of the presently existing industrial and domestic waste water and sanitary sewer pipeline which are in, upon, under and through Premises and those portions of Premises in, on, over or across which one or more related facilities presently exist, which together with such pipelines, provide industrial and domestic waste water and sanitary sewer service to AMD's Adjoining Land (the "Parcel B Wastewater Discharge System"). This nonexclusive easement further covers and includes, without limitation, all areas upon which there presently exist equipment, including without limitation pumps, pipes and valves, necessary for the proper functioning of the Parcel B Wastewater Discharge System, and any power supply necessary to operate such system.

(e)  AMD Drainage/Detention System Easement:
     ---------------------------------------
     This nonexclusive easement covers and burdens:

     (1) Those portions of the Premises five feet (5') on each side of all presently existing storm water pipelines and conduits which are in, upon, under and through Premises and those portions of Premises in, on, over or across which one or more related facilities presently exist, which together with such pipelines, provide the current storm water discharge system for the AMD's Adjoining Land.

     (2) All areas on Premises upon which there presently exist natural drainage courses, ditches or detention ponds necessary for the detention or discharge of storm water from AMD's Adjoining Land over the Premises to reach either offsite disposal of such storm water via the City of Austin's storm water discharge system, or onsite detention.

(f)  AMD Parking Easement:
     ---------------------

     This nonexclusive easement covers and burdens those portions of Premises upon which presently exist paved concrete parking lots and related facilities such as lighting, security fences, overhead walkways and curb stops, which facilities provide nonexclusive parking to the AMD's Adjoining Land in common with Premises. Without limiting the foregoing, this easement shall also include and extend to all necessary electric power distribution facilities necessary to service the lighting of the parking lots.

(g)  AMD Driveway Easement:
     ----------------------

     This nonexclusive easement covers and burdens those portions of Premises (including Parcels 1 and 2 thereof) upon which presently exist concrete or other paved surface driveways and concrete or other type hard surface paved areas used for ingress and egress between the AMD's Adjoining Land and public streets and adjoining properties. This nonexclusive easement further covers and includes, without limitation, the existing concrete paved maneuvering and staging area between Building No. 4 housing the FAB 25 complex and Building No. 1 housing the FAB 10 complex which provides access to and a vehicular turning area for the loading docks for each of said buildings, said turning area being located between said two buildings.

(h)  AMD Electric Service Easement:
     --------------------------------

     This nonexclusive easement covers and burdens those portions of Premises upon which presently exists electric power lines, wires, conduits, equipment, transformers and other facilities providing electric power service to the AMD's Adjoining Land.

(i)  AMD Telecommunications Easement:
     --------------------------------

     This nonexclusive easement covers and burdens those portions of Premises five feet (5') on each side of all presently existing telephone, fiber optic and other telecommunication lines, including all cables, wires and conduits, together with those portions of Premises on which presently exist equipment and other facilities, used to provide telephone, video and sound, and telecommunications services to the AMD's Adjoining Land.

                                       3